UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7138

Name of Fund:  MuniYield New Jersey Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield New Jersey Insured Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2003


MuniYield
New Jersey
Insured Fund, Inc.


www.mlim.ml.com


MuniYield New Jersey Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Insured
Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MUNIYIELD NEW JERSEY INSURED FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.




MuniYield New Jersey Insured Fund, Inc., April 30, 2003


DEAR SHAREHOLDER


For the six months ended April 30, 2003, the Common Stock of MuniYield New Jersey Insured Fund, Inc. had a net annualized yield of 6.07%, based on a period-end per share net asset value of $15.55 and $.468 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.95%, based on a change in per share net asset value from $15.14 to $15.55, and assuming reinvestment of $.468 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction
Market Preferred Stock had an average yield of .99%.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong
U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.

Specific to New Jersey, the state faces a deteriorating fiscal situation as continuing sluggish economic growth has resulted in lower-than-anticipated tax receipts. In fiscal 2003, a projected deficit of roughly $5.3 billion was addressed by a combination of spending reductions and revenue enhancements. Among initiatives proposed by Governor McGreevey were a restructuring of the Corporate Business Tax, a hike in cigarette taxes and the imposition of delayed funding increases for municipalities, schools and certain state agencies. An additional $1.8 billion was raised in August 2002 with the securitization of a portion of the state's anticipated tobacco settlement revenues. While these efforts were successful in balancing the budget, the significant reliance on non-recurring revenues will require further measures in the next year as a means to achieving structural balance. Indeed, on February 4, 2003, the Governor introduced the state's fiscal 2004 budget totaling $23.7 billion in which he proposed eliminating a projected
$5 billion deficit through substantial job cuts, $3.7 billion in spending reductions and higher taxes on hotels, cigarettes and casinos. In addition to these measures, the state chose to complete the securitization of its share of tobacco settlement revenues arising from the 1998 Master Settlement Agreement with another
$1.65 billion issue that closed in late February 2003. Other issuance worthy of note occurred in March 2003 as the state refinanced $375 million in taxable pension obligation bonds and subsequently raised $500 million with the sale of Garden State Preservation Trust open space and farmland preservation bonds. Importantly, in early April 2003, New Jersey's Supreme Court, in a
4 - 3 vote, narrowly upheld the state's right to allow authorities to issue lease-backed debt without voter approval. In its decision, the Court ruled that because the state legislature must annually vote to approve the lease payments, the debt does not constitute a general obligation of the state. Currently, Moody's Investors Service assigns the state a rating of Aa2 with a negative outlook, while Standard & Poor's maintains a rating of AA with a stable outlook. While these ratings clearly reflect such underlying fundamental strengths as a highly educated workforce and a diverse economic base, it seems likely that prospects for the state's credit ratings hinge largely on the degree to which policymakers successfully deal with the fiscal and economic challenges that lie ahead.



MuniYield New Jersey Insured Fund, Inc., April 30, 2003


Portfolio Strategy
During the six-month period ended April 30, 2003, portfolio activity consisted primarily of the modest reallocation of portfolio assets into longer-dated securities. In some cases, funding for these purchases came from the early redemption of a portion of the Fund's more seasoned holdings as issuers sought to refinance existing debt in the current low interest rate environment. Other sources included proceeds from the sale of bonds that were advance-refunded and, as a consequence, were valued at substantial premiums. Despite the attractive coupon income typically associated with this type of bond, the premiums tend to amortize at a rapid pace offsetting some of the income-related benefits. Given the uncertainty over future reinvestment prospects, we consider it prudent to lock in gains on the appreciated securities and reinvest the proceeds in high-quality bonds maturing in the 20-year - 25-year range. The shape of the municipal yield curve has become unusually steep in recent months, offering an attractive opportunity to add incremental yield to the portfolio by modestly extending the average maturity of its holdings.

In terms of sector allocation at April 30, 2003, tax-backed obligations represented the single largest commitment, comprising about 40.50% of portfolio assets. The majority of these holdings were bonds issued by a broad cross section of local school districts and municipalities as well as state agencies carrying the implicit guaranty of the state. At approximately 15%, transportation represented the portfolio's next largest sector holding, while industrial development bonds and non-profit hospital issues comprised the next two largest concentrations, at close to 10%, respectively. Several of the investments within these two categories represented exposure to higher-yielding, low investment grade credits. Credit spreads within the municipal market remain wide on a historical basis and, in our opinion, represent attractive value both in terms of total return potential as well as income enhancement. Nevertheless, the overall credit profile remains quite strong with about 85% of portfolio assets guaranteed by one of the monoline insurers, thereby earning the highest credit rating possible.

In the months ahead, our portfolio strategy will be premised on the expectation that an aggressively accommodative monetary policy, coupled with improving consumer sentiment and business confidence, will spark an economic rebound. Recently, prospects for the passage of an aggressive economic stimulus bill have improved dramatically, further raising the likelihood of stronger economic growth. Nevertheless, fixed income markets remain well bid, as existing geopolitical risks are likely to dominate investors' thoughts for the near term. With this in mind, the portfolio remains positioned for stable to modestly higher interest rates, while the adoption of a fully defensive stance appears un-warranted until such time as these risks subside. As before, cash reserves will be maintained at minimal levels reflecting a strong emphasis on preserving the Fund's competitive income distribution.

During the six-month period ended April 30, 2003, the Fund's borrowing costs remained in the 1% - 1.50% range, with rates presently near 1%. These attractive funding levels, in combination with the steep tax-exempt yield curve, have continued to generate a significant income benefit to the Fund's Common Stock shareholder. We do not expect any material reduction in the Fund's borrowing costs in 2003 as no additional easings by the Federal Reserve Board are anticipated. We expect the Fund's short-term borrowing costs to remain in a 1% - 1.50% range for most of the coming year. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common stock shareholders will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



May 27, 2003



PROXY RESULTS
During the six-month period ended April 30, 2003, MuniYield New
Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:          Terry K. Glenn                8,051,042           286,659
                                           Donald W. Burton              8,048,892           288,809
                                           Fred G. Weiss                 8,049,222           288,479


During the six-month period ended April 30, 2003, MuniYield New
Jersey Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors: Terry K. Glenn, Donald W. Burton,
   M. Colyer Crum, Laurie Simon Hodrick and Fred G. Weiss                  1,905               226





MuniYield New Jersey Insured Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                 S&P      Moody's  Face
STATE            Ratings  Ratings  Amount  Issue                                                                     Value
New Jersey--       AAA      Aaa  $ 4,765   Cape May County, New Jersey, Industrial Pollution Control
131.1%                                     Financing Authority Revenue Bonds (Atlantic City Electric Company
                                           Project), AMT, Series A, 7.20% due 11/01/2029 (d)                       $  5,213

                   AAA      Aaa    3,010   Carteret, New Jersey, Board of Education, COP, 6.75% due
                                           10/15/2004 (d)(e)                                                          3,311

                                           Delaware River Port Authority of Pennsylvania and New Jersey
                                           Revenue Bonds:
                   AAA      Aaa    3,000     5.40% due 1/01/2016 (b)                                                  3,293
                   NR*      Aaa    2,500     RIB, Series 396, 10.383% due 1/01/2019 (c)(f)                            3,290

                                           Essex County, New Jersey, Improvement Authority Revenue Bonds,
                                           Series A (b):
                   NR*      Aaa    1,510     4.50% due 10/01/2023                                                     1,515
                   NR*      Aaa    1,610     5% due 10/01/2028                                                        1,663

                   AAA      Aaa    6,925   Garden State Preservation Trust, New Jersey, Capital Appreciation
                                           Revenue Bonds, Series B, 5.12%** due 11/01/2023 (c)                        2,613

                   AAA      Aaa    2,085   Garden State Preservation Trust, New Jersey, Revenue Bonds, Series A,
                                           5% due 11/01/2020 (c)                                                      2,224

                   BBB      NR*    2,000   Gloucester County, New Jersey, Improvement Authority, Solid Waste
                                           Resource Recovery Revenue Refunding Bonds (Waste Management Inc.
                                           Project), Series A, 6.85% due 12/01/2029                                   2,268

                   AAA      Aaa    1,000   Hudson County, New Jersey, COP, Refunding, 6.25% due 12/01/2016 (d)        1,244

                   AAA      NR*    8,250   Hudson County, New Jersey, Improvement Authority, Facility Lease
                                           Revenue Refunding Bonds (Hudson County Lease Project), 5.375% due
                                           10/01/2024 (b)                                                             8,857

                                           Jackson Township, New Jersey, School District, GO (b):
                   AAA      Aaa    2,880     5% due 4/15/2017                                                         3,102
                   AAA      Aaa    5,200     5% due 4/15/2020                                                         5,504

                   AAA      Aaa    3,750   Jersey City, New Jersey, Sewer Authority, Sewer Revenue Refunding
                                           Bonds, 6.25% due 1/01/2014 (a)                                             4,546

                   AAA      Aaa    2,000   Middlesex County, New Jersey, COP, Refunding, 5% due 8/01/2022 (d)         2,096

                                           Monmouth County, New Jersey, Improvement Authority, Governmental
                                           Loan Revenue Bonds (a):
                   AAA      Aaa      735     5.20% due 12/01/2014                                                       815
                   AAA      Aaa    2,305     5.25% due 12/01/2015                                                     2,556

                                           Monmouth County, New Jersey, Improvement Authority, Governmental
                                           Loan Revenue Refunding Bonds (a):
                   AAA      Aaa    1,695     5% due 12/01/2017                                                        1,821
                   AAA      Aaa    1,520     5% due 12/01/2018                                                        1,624
                   AAA      Aaa    1,540     5% due 12/01/2019                                                        1,636

                   BBB-     NR*    1,000   New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                           Series C, 5.50% due 1/01/2028                                                958

                   BBB-     NR*    1,700   New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship
                                           Village), Series A, 5.50% due 1/01/2018                                    1,706

                   NR*      Aaa    3,000   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                           (NUI Corporation), RIB, Series 371, 10.77% due 10/01/2022 (a)(f)           3,511

                                           New Jersey EDA, Revenue Bonds:
                   AAA      Aaa    2,305     (Educational Testing Service), Series B, 6.125% due
                                             5/15/2005 (d)(e)                                                         2,570
                   AAA      Aaa    3,000     (School Facilities-Construction), GO, Series A, 5.25% due
                                             6/15/2019 (a)                                                            3,241
                   AAA      Aaa    9,080     (Transportation Project Sublease), Series A, 5.875% due
                                             5/01/2014 (c)                                                           10,488

                   AAA      Aaa    2,835   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care Corporation),
                                           6.50% due 7/01/2024 (c)                                                    3,033

                   AAA      Aaa    1,150   New Jersey EDA, State Contract Revenue Bonds (Economic Recovery),
                                           Series A, 6% due 3/15/2021 (c)                                             1,177

                   NR*      Aaa    2,535   New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT, Series 417,
                                           12.08% due 11/01/2034 (b)(f)                                               2,987

                   AAA      Aaa    1,050   New Jersey EDA, Water Facilities Revenue Refunding Bonds (American
                                           Water), AMT, Series B, 5.125% due 4/01/2022 (a)                            1,098

                                           New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                   NR*      Baa2     665     (Somerset Medical Center), 5.50% due 7/01/2033                             641
                   NR*      Baa1   4,000     (South Jersey Hospital), 6% due 7/01/2026                                4,128

                                           New Jersey Health Care Facilities Financing Authority, Revenue
                                           Refunding Bonds:
                   A-       A3       615     (Atlantic City Medical Center), 6.25% due 7/01/2017                        685
                   A-       A3     1,315     (Atlantic City Medical Center), 5.75% due 7/01/2025                      1,389
                   BBB+     NR*    2,425     (Holy Name Hospital), 6% due 7/01/2025                                   2,488
                   AAA      Aaa    2,250     (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)       2,415
                   BBB-     Baa3   1,000     (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027              991

                   AAA      Aaa    2,000   New Jersey Sports and Exposition Authority, Luxury Tax Revenue
                                           Refunding Bonds (Convention Center), 5% due 9/01/2017 (d)                  2,142

                   AAA      Aaa    3,200   New Jersey State Educational Facilities Authority, Higher Education,
                                           Capital Improvement Revenue Bonds, Series E, 5.125% due 9/01/2022 (a)      3,386

                                           New Jersey State Educational Facilities Authority, Revenue Refunding
                                           Bonds (William Paterson University), Series E (h):
                   AAA      Aaa    1,440     5.375% due 7/01/2017                                                     1,597
                   AAA      Aaa    1,725     5% due 7/01/2021                                                         1,812

                   AAA      Aaa    8,690   New Jersey State Higher Education Assistance Authority, Student Loan
                                           Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)                      9,120

                                           New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                           Revenue Bonds, AMT (d):
                   AAA      Aaa    3,150     Series CC, 5.80% due 10/01/2020                                          3,363
                   AAA      Aaa      745     Series M, 7% due 10/01/2026                                                758

                   AAA      Aaa    2,675   New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                           Revenue Refunding Bonds, Series A, 6.05% due 11/01/2020 (a)                2,795

                   AAA      Aaa    5,350   New Jersey State Transit Corporation, COP, 6.50% due 4/01/2007 (c)(e)      6,285

                                           New Jersey State Transportation Trust Fund Authority, Transportation
                                           System Revenue Bonds:
                   AAA      Aaa    1,500     Series A, 5% due 6/15/2018(c)                                            1,594
                   AAA      Aaa    2,750     Series B, 5% due 6/15/2013(a)                                            3,003




Portfolio
Abbreviations


To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt
           Receipts
EDA        Economic Development
           Authority
GO         General Obligation Bonds
M/F        Multi-Family
RIB        Residual Interest Bonds




MuniYield New Jersey Insured Fund, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                 S&P      Moody's  Face
STATE            Ratings  Ratings  Amount  Issue                                                                     Value
New Jersey                                 New Jersey State Transportation Trust Fund Authority, Transportation
(concluded)                                System Revenue Refunding Bonds:
                   AAA      Aaa  $   625     Series A, 5.50% due 12/15/2015 (a)                                    $    729
                   AAA      Aaa    1,060     Series B, 6% due 12/15/2011 (d)(e)                                       1,272
                   AAA      Aaa    1,100     Series B, 6% due 12/15/2011 (d)(e)                                       1,320

                   AAA      Aaa    2,500   New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                           Bonds, Series A, 5.75% due 1/01/2019 (d)                                   2,842

                                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
                   AA-      A1     1,000     93rd Series, 6.125% due 6/01/2094                                        1,164
                   AAA      Aaa    4,000     AMT, 97th Series, 6.65% due 1/15/2023 (b)                                4,318

                   AAA      Aaa    3,500   Port Authority of New York and New Jersey, Consolidated Revenue
                                           Refunding Bonds, AMT, 96th Series, 6.60% due 10/01/2023 (b)                3,752

                   AAA      Aaa    4,075   Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                           Receipts, AMT, Class R, Series 10, 10.079% due 1/15/2017 (c)(f)            4,976

                   AAA      Aaa    3,180   Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                           DRIVERS, Series 153, 8.828% due 9/15/2012 (b)(f)                           3,683

                   AAA      Aaa    1,180   South Brunswick Township, New Jersey, Board of Education, GO, 6.40%
                                           due 8/01/2005 (b)(e)                                                       1,310

                   A        NR*    2,200   South Jersey, New Jersey, Revenue Refunding Bonds (Port Corporation),
                                           5% due 1/01/2023                                                           2,244

                                           Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds:
                   A-       A3     1,870     6.75% due 6/01/2039                                                      1,654
                   A-       A3     2,845     7% due 6/01/2041                                                         2,617

                                           Union County, New Jersey, Utilities Authority, Senior Lease Revenue
                                           Refunding Bonds (Ogden Martin System of Union), AMT, Series A (a):
                   AAA      Aaa    1,590     5.375% due 6/01/2017                                                     1,666
                   AAA      Aaa    1,670     5.375% due 6/01/2018                                                     1,742

                                           University of Medicine and Dentistry, New Jersey, Revenue Bonds,
                                           Series A (a):
                   AAA      Aaa      570     5.50% due 12/01/2018                                                       639
                   AAA      Aaa    1,145     5.50% due 12/01/2019                                                     1,279
                   AAA      Aaa    1,130     5.50% due 12/01/2020                                                     1,257
                   AAA      Aaa      865     5.50% due 12/01/2021                                                       959


Pennsylvania--     A-       A2     1,000   Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge
0.8%                                       Revenue Refunding Bonds, 5% due 7/01/2023                                  1,027


Puerto Rico--7.7%  A        Baa1   1,840   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                           Transportation Revenue Bonds, Series G, 5% due 7/01/2042                   1,815

                   NR*      Aa2    2,110   Puerto Rico Industrial, Tourist, Educational, Medical and
                                           Environmental Control Facilities Revenue Bonds (Ascension Health),
                                           RIB, Series 377, 10.61% due 11/15/2030 (f)                                 2,567

                   AAA      NR*    5,250   Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS,
                                           Series 211, 8.941% due 7/01/2021 (d)(f)                                    6,124


                                           Total Municipal Bonds (Cost--$173,905)--139.6%                           189,508




                                  Shares
                                   Held    Short-Term Securities
                                       2   CMA New Jersey Municipal Money Fund (g)                                        2


                                           Total Short-Term Securities (Cost--$2)--0.0%                                   2


                   Total Investments (Cost--$173,907)--139.6%                                                       189,510
                   Other Assets Less Liabilities--1.7%                                                                2,270
                   Preferred Stock, at Redemption Value--(41.3%)                                                   (56,000)
                                                                                                                   --------
                   Net Assets Applicable to Common Stock--100.0%                                                   $135,780
                                                                                                                   ========


(a) AMBAC Insured.
(b) FGIC Insured.
(c) FSA Insured.
(d) MBIA Insured.
(e) Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(g) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                           Net          Dividend
Affiliate                                Activity        Income

CMA New Jersey Municipal
Money Fund                                  2              $3


(h) XL Capital Insured.
*Not Rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc., April 30, 2003


STATEMENT OF NET ASSETS

                   As of April 30, 2003
Assets:            Investments, at value (identified cost--$173,907,499)                                       $189,509,667
                   Cash                                                                                              36,560
                   Interest receivable                                                                            3,103,498
                   Prepaid expenses                                                                                  16,835
                                                                                                               ------------
                   Total assets                                                                                 192,666,560
                                                                                                               ------------

Liabilities:       Payables:
                      Securities purchased                                                        640,860
                      Dividends to Common Stock shareholders                                      150,482
                      Investment adviser                                                           80,346
                      Other affiliates                                                              1,476           873,164
                                                                                             ------------
                   Accrued expenses                                                                                  12,936
                                                                                                               ------------
                   Total liabilities                                                                                886,100
                                                                                                               ------------

Preferred Stock:   Preferred Stock, at redemption value, par value $.05 per share
                   (2,240 Series A shares of AMPS* issued and outstanding at $25,000
                   per share liquidation preference)                                                             56,000,000
                                                                                                               ------------

Net Assets         Net assets applicable to Common Stock                                                       $135,780,460
Applicable                                                                                                     ============
To Common Stock:

Analysis of Net    Common Stock, par value $.10 per share (8,730,235 shares issued
Assets Applicable  and outstanding)                                                                            $    873,024
to Common Stock:   Paid-in capital in excess of par                                                             122,454,599
                   Undistributed investment income--net                                      $  1,502,263
                   Accumulated realized capital losses on investments--net                    (4,651,594)
                   Unrealized appreciation on investments--net                                 15,602,168
                                                                                             ------------
                   Total accumulated earnings--net                                                               12,452,837
                                                                                                               ------------
                   Total--Equivalent to $15.55 net asset value per share of Common Stock
                   (market price--$15.40)                                                                      $135,780,460
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                   For the Six Months Ended April 30, 2003
Investment Income: Interest                                                                                    $  5,247,572
                   Dividends                                                                                          3,298
                                                                                                               ------------
                   Total income                                                                                   5,250,870
                                                                                                               ------------

Expenses:          Investment advisory fees                                                  $    469,163
                   Commission fees                                                                 70,281
                   Accounting services                                                             40,777
                   Professional fees                                                               27,428
                   Transfer agent fees                                                             17,664
                   Printing and shareholder reports                                                14,172
                   Listing fees                                                                    10,364
                   Directors' fees and expenses                                                    10,109
                   Custodian fees                                                                   6,356
                   Pricing fees                                                                     5,439
                   Other                                                                           13,780
                                                                                             ------------
                   Total expenses before reimbursement                                            685,533
                   Reimbursement of expenses                                                      (2,588)
                                                                                             ------------
                   Total expenses after reimbursement                                                               682,945
                                                                                                               ------------
                   Investment income--net                                                                         4,567,925
                                                                                                               ------------

Realized &         Realized loss on investments--net                                                              (133,571)
Unrealized         Change in unrealized appreciation/depreciation on investments--net                             3,537,527
Gain (Loss) on                                                                                                 ------------
Investments--Net:  Total realized and unrealized gain on investments--net                                         3,403,956
                                                                                                               ------------

Dividends &        Investment income--net                                                                         (270,547)
Distributions to   Realized gain on investments--net                                                                (4,122)
Preferred Stock                                                                                                ------------
Shareholders:      Total dividends and distributions to Preferred Stock shareholders                              (274,669)
                                                                                                               ------------
                   Net Increase in Net Assets Resulting from Operations                                        $  7,697,212
                                                                                                               ============

See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc., April 30, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six         For the
                                                                                              Months Ended       Year Ended
                                                                                               April 30,        October 31,
                   Increase (Decrease) in Net Assets:                                             2003              2002
Operations:        Investment income--net                                                    $  4,567,925      $  9,182,764
                   Realized loss on investments--net                                            (133,571)         (454,136)
                   Change in unrealized appreciation/depreciation on investments--net           3,537,527          (20,038)
                   Dividends and distributions to Preferred Stock shareholders                  (274,669)         (750,803)
                                                                                             ------------      ------------
                   Net increase in net assets resulting from operations                         7,697,212         7,957,787
                                                                                             ------------      ------------

Dividends &        Investment income--net                                                     (4,084,011)       (8,129,950)
Distributions to   Realized gain on investments--net                                             (46,866)          (50,541)
Common Stock                                                                                 ------------      ------------
Shareholders:      Net decrease in net assets resulting from dividends and
                   distributions to Common Stock shareholders                                 (4,130,877)       (8,180,491)
                                                                                             ------------      ------------

Common Stock       Value of shares issued to Common Stock shareholders in reinvestment
Transactions:      of dividends and distributions                                                  68,431         1,356,105
                                                                                             ------------      ------------

Net Assets         Total increase in net assets applicable to Common Stock                      3,634,766         1,133,401
Applicable         Beginning of period                                                        132,145,694       131,012,293
To Common Stock:                                                                             ------------      ------------
                   End of period*                                                            $135,780,460      $132,145,694
                                                                                             ============      ============

                   *Undistributed investment income--net                                     $  1,502,263      $  1,288,896
                                                                                             ============      ============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share          Net asset value, beginning of period       $   15.14    $   15.17    $   13.96    $   13.48    $   15.96
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++   Investment income--net                      .52+++++         1.07         1.04         1.03         1.07
                   Realized and unrealized gain (loss)
                   on investments--net                              .40        (.06)         1.21          .51       (2.24)
                   Dividends and distributions to Preferred
                   Stock shareholders:
                      Investment income--net                      (.03)        (.09)        (.20)        (.25)        (.19)
                      Realized gain on investments--net            --++         --++           --           --           --
                      In excess of realized gain on
                      investments--net                               --           --           --           --        (.02)
                                                              ---------    ---------    ---------    ---------    ---------
                   Total from investment operations                 .89          .92         2.05         1.29       (1.38)
                                                              ---------    ---------    ---------    ---------    ---------
                   Less dividends and distributions to
                   Common Stock shareholders:
                      Investment income--net                      (.47)        (.94)        (.84)        (.81)        (.88)
                      Realized gain on investments--net           (.01)        (.01)           --           --           --
                      In excess of realized gain on
                      investments--net                               --           --           --           --        (.22)
                                                              ---------    ---------    ---------    ---------    ---------
                   Total dividends and distributions to
                   Common Stock shareholders                      (.48)        (.95)        (.84)        (.81)       (1.10)
                                                              ---------    ---------    ---------    ---------    ---------
                   Net asset value, end of period             $   15.55    $   15.14    $   15.17    $   13.96    $   13.48
                                                              =========    =========    =========    =========    =========
                   Market price per share, end of period      $   15.40    $   14.45    $   15.04    $  13.375    $  12.625
                                                              =========    =========    =========    =========    =========


Total Investment   Based on market price per share             9.94%+++        2.30%       19.04%       12.80%     (18.97%)
Return:**                                                     =========    =========    =========    =========    =========
                   Based on net asset value per share          5.95%+++        6.27%       15.04%       10.27%      (9.20%)
                                                              =========    =========    =========    =========    =========


Ratios Based on    Total expenses, net of reimbursement***       1.04%*        1.07%        1.11%        1.11%        1.03%
Average Net                                                   =========    =========    =========    =========    =========
Assets of          Total expenses***                             1.04%*        1.07%        1.11%        1.11%        1.03%
Common Stock:                                                 =========    =========    =========    =========    =========
                   Total investment income--net***               6.92%*        7.04%        7.01%        7.56%        7.07%
                                                              =========    =========    =========    =========    =========
                   Amount of dividends to Preferred Stock
                   hareholders                                    .41%*         .57%        1.33%        1.86%        1.24%
                                                              =========    =========    =========    =========    =========
                   Investment income--net, to Common Stock
                   hareholders                                   6.51%*        6.47%        5.68%        5.70%        5.83%
                                                              =========    =========    =========    =========    =========


Ratios Based on    Total expenses, net of reimbursement           .73%*         .75%         .77%         .75%         .72%
Average Net Assets                                            =========    =========    =========    =========    =========
Of Common &        Total expenses                                 .73%*         .75%         .77%         .75%         .72%
Preferred                                                     =========    =========    =========    =========    =========
Stock:***          Total investment income--net                  4.87%*        4.93%        4.86%        5.10%        4.94%
                                                              =========    =========    =========    =========    =========


Ratios Based on    Dividends to Preferred Stock shareholders      .97%*        1.32%        3.01%        3.85%        2.87%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Stock:


Supplemental       Net assets applicable to Common Stock,
Data:              end of period (in thousands)               $ 135,780    $ 132,146    $ 131,012    $ 119,885    $ 115,763
                                                              =========    =========    =========    =========    =========
                   Preferred Stock outstanding, end of
                   period (in thousands)                      $  56,000    $  56,000    $  56,000    $  56,000    $  56,000
                                                              =========    =========    =========    =========    =========
                   Portfolio turnover                            11.67%       28.45%       57.25%       50.65%       61.80%
                                                              =========    =========    =========    =========    =========


Leverage:          Asset coverage per $1,000                  $   3,425    $   3,360    $   3,340    $   3,141    $   3,067
                                                              =========    =========    =========    =========    =========


Dividends Per      Investment income--net                     $     121    $     330    $     753    $     966    $     716
Share On                                                      =========    =========    =========    =========    =========
Preferred Stock
Outstanding:


* Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
*** Do not reflect the effect of dividends to Preferred Stock shareholders.
++ Amount is less than $.01 per share.
++++ Certain prior year amounts have been reclassified to conform to current year presentation.
+++ Aggregate total investment return.
+++++ Based on average shares outstanding.

See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $2,588.

For the six months ended April 30, 2003, the Fund reimbursed FAM
$2,153 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $28,709,509 and $21,691,829, respectively.

Net realized gains (losses) for the six months ended April 30, 2003 and net unrealized gains as of April 30, 2003 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)        Gains

Long-term investments               $    272,744       $ 15,602,168
Financial futures contracts            (406,315)                 --
                                    ------------       ------------
Total                               $  (133,571)       $ 15,602,168
                                    ============       ============


As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $15,757,780, of which $15,948,225 related to appreciated securities and $190,445 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $173,751,887.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 increased by 4,458 and 90,512, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2003 was 1.10%.

Shares issued and outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $40,666 as commissions.


5. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $2,391,066, of which $1,312,815 expires in 2008 and $1,078,251 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.078000 per share on May 29, 2003 to shareholders of record on May 16, 2003.



MuniYield New Jersey Insured Fund, Inc., April 30, 2003


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:

                                       Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    85.0%
AA/Aa                                       2.0
A/A                                         6.0
BBB/Baa                                     7.0
NR (Not Rated)                              0.0*


* Amount is less than 0.1%.



MuniYield New Jersey Insured Fund, Inc., April 30, 2003


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Fred G. Weiss, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary



J. Thomas Touchton, Director of MuniYield New Jersey Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes
Mr. Touchton well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MJI



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield New Jersey Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield New Jersey Insured Fund, Inc.


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield New Jersey Insured Fund, Inc.


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield New Jersey Insured Fund, Inc.


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.